                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                  WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                 Maryland                               91-1851535
 ------------------------------------------        --------------------
   (State of organization or incorporation)   (IRS Employer Identification No.)


   1776 SW Madison Street, Portland, OR                   97205
 ------------------------------------------        --------------------
  (Address of principal executive offices)              (Zip code)


If this form relates to the            If this form relates to the
registration of a class of             registration of a class of
securities pursuant to Section         securities pursuant to 12(g) of
12(b) of the Exchange Act and is       the Exchange Act and is effective
effective pursuant to General          pursuant to General Instruction
Instruction A.(c), please check        A.(d), please check the following
the following box. [_]                 box. [X]


Securities Act registration statement file number to which this form relates:
333-39035
---------

Securities to be registered pursuant to Section 12(b) of the Act:

                                Not applicable
                            -----------------------
                               (Title of Class)

Securities to be registered pursuant to Section 12(g) of the Act:

      Title of each class           Name of each exchange on which
      to be so registered           each class is to be registered
      -------------------           ------------------------------
      Common Stock,
      par value $0.0001
      per share                     Nasdaq National Market

                            INFORMATION REQUIRED IN
                            REGISTRATION STATEMENT

Item 1:  Description of Registrant's Securities to be Registered.

         The information set forth in the Prospectus contained in the Registrant's Registration Statement, Form S-11, as amended (Registration No. 333-39035) filed October 30, 1997 (the "Registration Statement") beneath the caption "Description of Capital Stock," is incorporated herein by reference and made a part hereof.

Item 2:  Exhibits*

         1.1 Registrant's Registration Statement on Form S-11, as amended, File No. 333-39035, which is incorporated herein by this reference.

         3.1 Amended and Restated Articles of Incorporation of Registrant - incorporated by reference to Exhibit 3.1 of Registrant's Registration Statement on Form S-11, File No. 333-39035.

         3.2 Bylaws of Registrant - incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-11, File No. 333-39035.

         3.3 Pages 71-73 from Registrant's Registration Statement Amendment No. 2 to Form S-11, File No. 333-39035, containing the discussion set forth under the caption "Description of Capital Stock," which is incorporated herein by this reference.

         4.1 Specimen Stock Certificate of Common Stock of Registrant - incorporated by reference to Exhibit 4.1 of Registrant's Registration Statement on Form S-11, File No. 333-39035.

___________
/*/ Previously filed with the Securities and Exchange Commission as exhibits to the Registrant's Registration Statement on Form S-11 (Registration No. 333-39035). Such exhibits are incorporated herein by reference.

                                   SIGNATURE


       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   WILSHIRE REAL ESTATE INVESTMENT
                                   TRUST INC.


                                   By: /s/ Lawrence A. Mendelsohn
                                       -----------------------------------
                                       Lawrence A. Mendelsohn
                                       President


Dated: March 13, 1998

                                       3